                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: OCTOBER 15, 2001


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           COLORADO                                    000-12471                         84-0731006
 ----------------------------                      ----------------                  ------------------
 (State or other jurisdiction                      (Commission File                   I.R.S. Employer
       of incorporation)                                Number)                      Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5. OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding resolution of the issues identified in the Food and Drug Administration (FDA) warning letter regarding the company's Longmont, Colorado medical device manufacturing facility. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

         (c) Exhibits.


         No.      Description

         99.1     Press release dated October 15, 2001




                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 15th day of October, 2001.


                                          COLORADO MEDTECH, INC.


                                          By:      /s/Stephen K. Onody
                                             -----------------------------------
                                                   Stephen K. Onody
                                                   President and CEO

                                  EXHIBIT INDEX



         EXHIBIT
         NUMBER         DESCRIPTION
         -------        -----------
         99.1           Press release dated October 15, 2001